UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

FERRO CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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FERRO CORPORATION 6060 PARKLAND BOULEVARD, SUITE 250 MAYFIELD HEIGHTS, OHIO 44124 USA TELEPHONE: (216) 875-5600 FACSIMILE: (216) 875-5627 WEBSITE: www.ferro.com

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF SHAREHOLDERS TO

BE HELD ON APRIL 30, 2020

The following “Notice of Change in Location of 2020 Annual Meeting of Shareholders” relates to the Notice of Annual Meeting of Shareholders and the Proxy Statement of Ferro Corporation (the “Company”), each dated March 27, 2020, related to the 2020 Annual Meeting of Shareholders to be held April 30, 2020. This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 17, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE IN LOCATION

OF 2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2020

Dear Shareholder:

Due to the coronavirus pandemic and related public health concerns, NOTICE IS HEREBY GIVEN that the Company has changed the location of its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) to its headquarters at 6060 Parkland Boulevard, Mayfield Heights, Ohio 44124. As previously announced, the meeting is scheduled for April 30, 2020 at 9:00 a.m. (Eastern Time).

The 2020 Annual Meeting will be abbreviated and limited to the three agenda items for consideration as described in the Company’s proxy materials previously distributed and available at https://ferrocorporation.gcs-web.com/financial-information/annual-meeting. The three agenda items to be considered at the 2020 Annual Meeting are (i) the election of six directors, (ii) a non-binding advisory vote to approve the Company’s executive compensation, and (iii) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Company urges shareholders to vote their shares prior to the 2020 Annual Meeting by using one of the methods described in the Company’s proxy materials previously distributed. Shareholders of record at the close of business on March 12, 2020 are entitled to vote at the 2020 Annual Meeting or any adjournment thereof, as described in the proxy materials previously distributed. While attendance in person at the 2020 Annual Meeting will be permitted, the Company urges shareholders to carefully consider the personal and community health risks associated with attending the 2020 Annual Meeting in person in light of the coronavirus pandemic and related public health concerns.

By Order of the Board of Directors

PETER T. THOMAS
Chairman, President, and Chief Executive Officer